EXHIBIT 1

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Index and ETF options

Name of Underlying Instrument                             Option Symbol                            Underlying Symbol
S&P Canada 60 Index Options                               SXO                                      N/A
iShares CDN S&P/TSX60 Index Fund                          XIU - XIZ - WIU - ZUI                    XIU
iShares CDN S&P/TSX Capped Gold Index Fund                XGD - XGL - WXG - ZXG                    XGD
iShares CDN S&P/TSX Capped Financials Index Fund          XFN                                      XFN
iShares CDN S&P/TSX Capped Information TechnologyIndex
  Fund                                                    XIT                                      XIT
iShares CDN S&P/TSX Capped Energy Index Fund              XEX - XEG - XEE - LGE - ZGE              XEG
iShares CDN S&P/TSX Capped Materials Index Fund           XMA                                      XMA

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Equity Options

Name of Underlying Instrument                             Option Symbol                            Underlying Symbol
Addax Petroleum Corp.                                     AXC-AXZ                                  AXC
Aecon Group Inc.                                          ARE                                      ARE
Agnico-Eagle Mines Limited                                AEM - AEY                                AEM
Agrium Inc.                                               AGU - AGY-AGZ                            AGU
Alamos Gold Inc.                                          AGI                                      AGI
Alcan Old                                                 ZAQ                                      AZQ
Alimentation Couche Tard Inc.                             ATD                                      ATD.B
Anvil Mining Limited                                      AVM                                      AVM
Astral Media Inc.                                         ACM                                      ACM.A
ATI Technologies Incorporated Long Term OLD               ZTZ                                      ATZ
ATS Automation Tooling Systems Inc.                       ATA                                      ATA
Aurelian Resources Inc.                                   ARJ                                      ARJ
Ballard Power Systems Inc.                                BLD                                      BLD
Bank of Montreal                                          BMO - WBM - VBM - BMZ - VMB - WMB        BMO
Bank of Nova Scotia (The)                                 BNS - WBQ - VBQ                          BNS
Barrick Gold Corporation                                  ABX - WBA - VBA - ABW                    ABX
BCE Inc.                                                  BCE - WBC - ZCQ - VBC                    BCE
Biovail Corporation                                       BVF                                      BVF
Birchcliff Energy Limited                                 BIR                                      BIR
Bombardier Inc.                                           BBD - WBB - VBB                          BBD.B
Brookfield Properties Corp.                               BPO                                      BPO
CAE Inc.                                                  CAE                                      CAE
Cameco Corporation                                        CCO - WOC - VOC - COY - WCZ - VCZ        CCO
Canadian Imperial Bank of Commerce                        CM  - WCO - VMC - CMY - VCB - WCC        CM
Canadian National Railway Company                         CNR                                      CNR
Canadian Natural Resources Limited                        CNQ - WNQ - WQZ - CNZ - CQN - VNQ - VNZ  CNQ
Canadian Oil Sands Trust                                  COS - COZ                                COSu
Canadian Pacific Railway Limited                          CP                                       CP
Canadian Tire Corp. Ltd                                   CTC                                      CTC.A
Canadian Utilities                                        CU                                       CU
Canfor Corporation                                        CFP                                      CFP
Celestica Inc.                                            CLS - WSL - VLS                          CLS
Centerra Gold Inc.                                        CG                                       CG
CGI Inc. (Group)                                          GIB                                      GIB.A
CI Financial Inc.                                         CIX                                      CIX
Compton Petroleum Corp                                    CMT                                      CMT
Connacher Oil & Gas Ltd.                                  CLL                                      CLL
Cott Corp.                                                BCB                                      BCB
Crew Energy Incorporated                                  CR                                       CR
Denison Mines Corp.                                       DML                                      DML
Domtar Corporation                                        UFS                                      UFS
Duvernay Oil Corp.                                        DDQ                                      DDQ
Eldorado Gold Corp.                                       ELD                                      ELD
Emera Inc.                                                EMA                                      EMA
Enbridge Inc.                                             ENB                                      ENB
EnCanaCorporation                                         ECA - WEC - ECZ                          ECA
Enerplus Resources Fund                                   ERF                                      ERFu
Ensign Energy Services Inc.                               ESI                                      ESI
Equinox Minerals Ltd.                                     EQN                                      EQN
European Goldfields Ltd.                                  EGU                                      EGU
Fairborne Energy Ltd.                                     FEL                                      FEL
Finning International Inc.                                FTT                                      FTT
First Quantum Minerals                                    FM  - FMY - FMZ                          FM
FNX Mining Company Inc.                                   FNX - FNZ                                FNX
Fording Canadian Coal Trust                               FDZ                                      FDZ
Fortis Inc.                                               FTS                                      FTS
Franco Nevada                                             FNV                                      FNV
Fronteer Development Group Inc.                           FRG                                      FRG
Galleon Energy Inc.                                       GO                                       GO.A
Gammon Gold Inc.                                          GAM                                      GAM
George Weston Limited                                     WN                                       WN
Gerdau AmeriSteel Corporation                             GNA                                      GNA
Gildan Activewear Inc.                                    GIL                                      GIL
Goldcorp Inc.                                             G - WGA - VGA - GGZ                      G
Great-West Lifeco Inc.                                    GWO                                      GWO
Harry Winston Diamond Corp.                               HW-HWX                                   HW
Highpine Oil & Gas Limited                                HPX                                      HPX
HudBay Minerals Inc.                                      HBM                                      HBM
Husky Energy Inc.                                         HSE - WHS - VHS - HSZ                    HSE
IAMGold Corporation                                       IMG                                      IMG
IGM Financial Inc.                                        IGM                                      IGM
Imperial Oil Limited                                      IMO                                      IMO
Inco Limited OLD                                          ZNZ                                      NZ
Industrial Alliance Insurance and
  Financial Services Inc.                                 IAG                                      IAG
Inmet Mining Corporation                                  IMN - IMW - IMQ                          IMN
Ivanhoe Mines Ltd.                                        IVN                                      IVN
Kingsway Financial Services Inc.                          KFS                                      KFS
Kinross Gold Corporation                                  K - WKK - VKK                            K
Loblaw Companies Ltd.                                     L                                        L
Lundin Mining Corp.                                       LUN                                      LUN
Magna International Inc                                   MG - MGZ                                 MG .A
Manitoba Telecom Services Inc.                            MBT                                      MBT
Manulife Financial Corporation                            MFC - WCF - VCF - MFX                    MFC
MDS Inc.                                                  MDS                                      MDS
Mercator Minerals Ltd.                                    ML                                       ML
Methanex Corporation                                      MX                                       MX
METRO Inc.                                                MRU                                      MRU.A
National Bank of Canada                                   NA - WNA - VNA - NAZ                     NA
Nexen Inc.                                                NXY - NXZ                                NXY
Niko Resources Ltd.                                       NKO - NKX                                NKO
Norbord Inc.                                              NBD - NBQ                                NBD
Nortel Networks Corporation                               NT - ZNX - WNT - VNT                     NT
NOVA Chemicals Corporation                                NCX - NCZ                                NCX
NovaGold Resources Inc.                                   NG                                       NG
NuVista Energy Limited                                    NVA                                      NVA
Oilexco Incorporated                                      OIL                                      OIL
Onex Corp.                                                OCX                                      OCX
Open Text Corp                                            OTC                                      OTC
OPTI Canada Inc.                                          OPC                                      OPC
Pacific Rubiales Energy                                   PRE                                      PRE
Paladin Energy Ltd.                                       PDN                                      PDN
Pan American Silver Corporation                           PAA - PAZ                                PAA
Paramount Resources Ltd.                                  POU                                      POU
Pengrowth Energy Trust                                    PGF                                      PGFu
Penn West Energy Trust                                    PWT                                      PWTu
Petro-Canada                                              PCA - WCA - VAC - PCZ                    PCA
Petrobank Energy & Resources Ltd.                         PBG - PBZ                                PBG
Potash Corporation of Saskatchewan                        POT - POX - POY                          POT
Power Corporation of Canada                               POW                                      POW
Power Financial Corporation                               PWF                                      PWF
Precision Drilling Trust                                  PD- PDY                                  PD u
ProEx Energy Ltd.                                         PXE - PRQ                                PXE
QLT Inc.                                                  QLT                                      QLT
Quadra Mining Ltd.                                        QUA                                      QUA
Red Back Mining Inc.                                      RBI                                      RBI
Research in Motion Limited                                RIM - RIZ                                RIM
Rogers Communications Inc.                                RCI - WCR - VRC                          RCI.B
Rona Inc.                                                 RON                                      RON
Royal Bank of Canada                                      RY - WYR - VRY                           RY
Russel Metals Inc.                                        RUS                                      RUS
Saputo                                                    SAP                                      SAP
Shaw Communications Inc.                                  SJR                                      SJR.B
Sherritt International Corporation                        S                                        S
Shoppers Drug Mart                                        SC                                       SC
Sierra Wireless Inc.                                      SW                                       SW
Silver Standard Resources Inc.                            SSO - SSX                                SSO
Silver Wheaton Corp.                                      SLW                                      SLW
Silvercorp Metals Inc.                                    SVM                                      SVM
Sino-Forest Corporation                                   TRE                                      TRE
SNC-Lavalin Group Inc.                                    SNC                                      SNC
Sun Life Financial                                        SLF - SLZ                                SLF
Suncor Energy Inc.                                        SU - SUX - WSU - VSU - SUZ - VSX - WUX   SU
Talisman Energy Inc.                                      TLM - WLM - VLM                          TLM
Teck Cominco Limited Cl. B                                TCK - WCK - WKX - TCX - TKX - VCK - VEK  TCK.B
TELUS Corporation                                         T - WTU -VTU                             T
The Jean Coutu Group (PJC) Inc.                           PJC                                      PJC.A
Thompson Creek Metals Company Inc.                        TCM                                      TCM
Thomson reuters Corporation                               TRI                                      TRI
Tim Hortons                                               THI                                      THI
Timminco Ltd.                                             TIM - TIZ                                TIM
TMX Group Inc.                                            X                                        X
Toronto-Dominion Bank (The)                               TD  - WTD - VTD                          TD
TransAlta Corporation                                     TA                                       TA
TransCanada Corporation                                   TRP - WTP - VTP                          TRP
Trican Well Services Inc.                                 TCW                                      TCW
Trinidad Drilling Ltd.                                    TDG                                      TDG
TriStar                                                   TOG                                      TOG
UEX Corp.                                                 UEX                                      UEX
Uranium One Inc.                                          UUU - WUU - VUU                          UUU
Uranium Participation Corp.                               U                                        U
UTS Energy Corp.                                          UTS                                      UTS
Viterra                                                   VT                                       VT
Westjet Airlines Ltd.                                     WJA                                      WJA
Yamana Gold Inc.                                          YRI                                      YRI
Yellow Pages Income Fund                                  YLO                                      YLOu
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